3rd Quarter 2023 Financial Data

2 Safe Harbor Within the charts and tables presented, certain segments, columns and rows may not sum to totals shown due to rounding. This investor presentation (including any information incorporated herein by reference) and future oral and written statements of HTLF and its management, may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, financial condition, results of operations, plans, objectives and future performance of HTLF. Any statements about HTLF's expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. Forward-looking statements may include information about possible or assumed future results of HTLF's operations or performance, and may be based upon beliefs, expectations and assumptions of HTLF's management. These forward-looking statements are generally identified by the use of the words such as "believe", "expect", "anticipate", "plan", "intend", "estimate", "project", "may", "will", "would", "could", "should", "view", "opportunity", "potential", or similar or negative expressions of these words or phrases that are used in this investor presentation, , and future oral and written statements of HTLF and its management. Although HTLF may make these statements based on management’s experience, beliefs, expectations, assumptions and best estimate of future events, the ability of HTLF to predict results or the actual effect or outcomes of plans or strategies is inherently uncertain, and there may be events or factors that management has not anticipated. Therefore, the accuracy and achievement of such forward-looking statements and estimates are subject to a number of risks, many of which are beyond the ability of management to control or predict, that could cause actual results to differ materially from those in its forward-looking statements. These factors, which HTLF currently believes could have a material effect on its operations and future prospects, are detailed below and in the risk factors in HTLF's reports filed with the Securities and Exchange Commission ("SEC"), including the "Risk Factors" section under Item 1A of Part I of HTLF’s Annual Report on Form 10-K for the year ended December 31, 2022, include, among others: • Economic and Market Conditions Risks, including risks related to the deterioration of the U.S. economy in general and in the local economies in which HTLF conducts its operations and future civil unrest, natural disasters, pandemics, such as the COVID-19 pandemic or future pandemics and governmental measures addressing them, climate change and climate-related regulations, persistent inflation, higher interest rates, recession, supply chain issues, labor shortages, terrorist threats or acts of war; • Credit Risks, including risks of increasing credit losses due to deterioration in the financial condition of HTLF's borrowers, changes in asset and collateral values and climate and other borrower industry risks which may impact the provision for credit losses and net charge-offs; • Liquidity and Interest Rate Risks, including the impact of capital market conditions, rising interest rates and changes in monetary policy on our borrowings and net interest income; • Operational Risks, including processing, information systems, cybersecurity, vendor, business interruption, and fraud risks; • Strategic and External Risks, including economic, political and competitive forces impacting our business; • Legal, Compliance and Reputational Risks, including regulatory and litigation risks; and • Risks of Owning Stock in HTLF, including stock price volatility and dilution as a result of future equity offerings and acquisitions. There can be no assurance that other factors not currently anticipated by HTLF will not materially and adversely affect HTLF's business, financial condition and results of operations. Additionally, all statements in this investor presentation, including forward-looking statements speak only as of the date they are made. HTLF does not undertake and specifically disclaims any obligation to publicly release the results of any revisions which may be made to any forward-looking statement to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events or to otherwise update any statement in light of new information or future events. Further information concerning HTLF and its business, including additional factors that could materially affect HTLF’s financial results, is included in HTLF's filings with the SEC.

3 Table of Contents Quarterly Highlights 4 EPS / Dividends 5 Profitability Metrics 6 Net Interest Margin / Deposit Cost 7-8 Non-Interest Income 9 Operating Efficiency / Bank Optimization 10-11 Liquidity / Investments 12-13 Loan Detail 14-17 Deposit Detail 18-19 Capital Ratios 20 Asset Quality / ACL 21-22

4 3Q 2023 Highlights 11.4% CET1 Ratio Continues to Climb ▪ 30bps improvement from the beginning of the year $46.1 Million Available to Common Shareholders ▪ $1.08 EPS, reported ▪ Includes $0.04 of restructuring costs Customer Deposits Fund Loan Growth ▪ $154 million of loan growth ▪ $152 million of customer deposit growth NIM1 Stabilizing ▪ Decreased slowed to 5bps Charter Consolidation Finalized ▪ Completed the consolidation of two bank charters during the quarter ▪ Final bank consolidation completed in early October 2023 Stable Credit Performance ▪ Delinquencies steady at 12bps of total loans ▪ NPL's declined $11.6 million to 44 bps of loans ▪ NPA's steady at 33bps of total assets ▪ NCO's @ 12 bps of total loans 1. NIM calculated as fully taxable equivalent - See appendix for reconciliation of non-GAAP financial measures $367M Reduction in Wholesale Funding ▪ Wholesale deposits declined $715 million ▪ Short-term borrowings increased $348 million

$0.59 $0.68 $0.80 $0.96 $1.09 $0.90 17% 16% 22% 19% 23% 27% Dividends Payout Ratio 2018 2019 2020 2021 2022 2023 YTD $3.52 $4.14 $3.57 $5.00 $4.79 $3.37 2018 2019 2020 2021 2022 2023 YTD 5 HTLF Diluted EPS and Common Dividends Increasing Dividends to Shareholders Diluted EPS Common Dividends For more than 40 years, HTLF has increased or maintained our quarterly common dividend.

Return on Average Assets (%) Return on Average Tangible Common Equity (%)1 Pre-Provision Net Revenue ($M)2 Revenue / FTE ($000) 0.93 1.19 1.08 1.00 0.94 2020 2021 2022 2023 YTD 3Q 2023 $322.4 $316.7 $349.4 $362.3 $351.6 2020 2021 2022 2023 YTD 3Q 2023 241.1 257.7 283.1 204.4 2020 2021 2022 2023 YTD 6 1. See appendix for reconciliation of non-GAAP financial measures 2. Pre-Provision Net Revenue is defined as Net Interest Income + Non-interest Income - Non Interest Expense 3. Current year Revenue / FTE has been annualized 12.28 15.59 18.56 17.83 16.34 2020 2021 2022 2023 YTD 3Q 2023 Profitability Summary 3

3.69% 3.33% 3.37% 3.27% 3.23% 3.18% 2020 2021 2022 2023 YTD 2Q 2023 3Q 2023 7 Net Interest Margin Breakdown NIM FTE1 Trends Annualized NIM FTE1 3.45% 3.65% 3.40% 3.23% 3.18% 4.58% 5.21% 5.56% 5.91% 6.21% 2.92% 3.45% 3.67% 3.86% 3.78% 0.35% 0.74% 1.32% 1.86% 2.10% NIM FTE Yield on Loans Yield on Securities Cost of Deposits 3Q2022 4Q2022 1Q2023 2Q2023 3Q2023 3Q 2023 Highlights ▪ Loan yields increased 30 bps ▪ Average loans grew ~$175 million ▪ Cost of Total Deposits 2.10% ▪ Cost of Customer Deposits 1.52% ▪ Cost of Non Customer Deposits2 5.14% ▪ 27% Customer deposit beta through the cycle Note: Cycle beta starting point 1Q2022 Note: Beta is defined as the change in deposit cost of funds rate divided by the change in Fed Funds rate - over the same time period 1. On a fully tax equivalent basis; See appendix for reconciliation of non-GAAP financial measures 2. Non Customer Deposits include Wholesale deposits, Institutional deposits, and Brokered CDs

3Q2023 Cost of Funds & Betas 8 Deposit Funding Attractive Customer Deposit Costs Portfolio ($M) Average Cost of Funds Beta Deposit Type 2Q 2023 3Q 2023 2Q 2023 3Q 2023 SEPT 2Q 2023 3Q 2023 Cycle Non Interest Bearing $4,898 $4,793 0.00% 0.00% 0.00 % Interest Bearing $8,149 $8,190 1.65% 2.01% 2.16% 105% 133% 35 % Customer Non-Time $13,047 $12,983 1.04% 1.26% 1.37% 72% 82% 22 % Customer Time $1,598 $1,814 2.82% 3.47% 3.50% 243% 242% 61 % Customer Deposits $14,645 $14,797 1.20% 1.52% 1.62% 92% 119% 27 % Non Customer Deposits1 $3,018 $2,303 5.04% 5.14% 5.16% 86% 37% 93 % Total Deposits $17,663 $17,100 1.86% 2.10% 2.16% 114% 90% 38 % Cost of Deposits and Beta Trends Note: Cycle beta starting point 1Q2022 Note: Beta is defined as the change in deposit cost of funds rate divided by the change in Fed Funds rate - over the same time period 1. Non Customers Deposits include Wholesale deposits, Institutional deposits, and Brokered CDs 5% 13% 41% 105% 119% 14% 23% 66% 129% 90% 2.12% 3.80% 4.68% 5.16% 5.43% 1.52% 2.10% Customer Deposit Beta Total Deposit Beta Fed Funds Customer Deposit Costs Total Deposit Costs 3Q2022 4Q2022 1Q2023 2Q2023 3Q2023

Commercial Revenue 48% Consumer Revenue 40% Loan Sales & Servicing 6% Other 6% 9 Non Interest Income Diversified Revenue Mix $33.5 $41.3 $57.1 $44.8 $13.2 $18.4 $23.5 $19.4 $13.5 $14.6 $15.9 $13.2 $5.7 $7.0 $6.2 $3.8 $11.5 $8.3 Card Solutions Service Charges Retirement Plan Services Capital Markets 2020 2021 2022 2023 YTD Commercial Revenues ($M) Consumer Revenues ($M) $38.6 $47.9 $48.1 $36.8 $14.1 $18.0 $20.9 $17.0 $6.6 $8.9 $7.9 $5.7 $17.9 $21.0 $19.3 $14.1 Service Charges Debit Interchange Private Client 2020 2021 2022 2023 YTD Note: Non Interest Income excludes security gains/losses 1. Private Client includes: Wealth Management, Brokerage, & Insurance Fees 1 Breakdown 17% of Total Revenues

2.51% 2.33% 2.26% 2.20% 2.18% 2.34% 2.22% 2.16% 2.12% 2.08% Core Expenses Non-Core Expenses 2020 2021 2022 2023 YTD 3Q 2023 56.65% 59.48% 57.74% 58.98% 59.95% 2020 2021 2022 2023 YTD 3Q 2023 1. Non-Core Expenses include: restructuring costs, tax credits, CDI Amortization, and gains/losses on sale of assets 2. See appendix for reconciliation of non-GAAP financial measures Adjusted Efficiency Ratio2 Trend Core Expenses as a % of Average Assets 10 Operating Efficiency Improving Core Costs 1,2

11 Positioning HTLF for the Future Completed Charter Consolidation of 11 bank subsidiaries ▪ Projected restructuring costs of $18-$19 million; final expense expected to be incurred in 4Q2023 ▪ Benefits from consolidation expected to reach $20 million annually Exiting sub-scale businesses ▪ Sold $10 million consumer card portfolio ▪ Sold mortgage servicing portfolio in 2023 ▪ Improved Retirement Plan Services recordkeeping business by partnering with third party to enhance technology capabilities Branch Optimization ▪ 18% reduction in branches since December 2020 ▪ Square footage reduction underway ▪ Continued evaluation of future positioning HTLF 3.0 ▪ New strategic initiatives focused on organic growth, expense efficiencies, improved profitability and TCE growth to enhance shareholder value

• Collateralized borrowing capacity of $3.1 billion • Principal cash flow from portfolio of ~$1.2 billion over the next 12 months & $239.5 million in 4Q 2023 • Total unencumbered AFS securities as of 9/30 is $3.5 billion to allow for flexibility in balance sheet management 12 9/30 Sources of Liquidity ($M) Highly Liquid Balance Sheet Strong Liquidity Sources with Access to Significant Funding Type Outstandings Available FRB Window $ — $ 1,338.0 Fed BTFP — 613.1 FHLB Advances 351.8 1,142.2 Total Securitized 351.8 3,093.3 Federal Funds Purchased — 295.0 Wholesale / Brokered CDs1 2,163.3 1,864.0 Total Unsecured 2,163.3 2,159.0 Total $ 2,515.1 $ 5,252.3 On-Balance Sheet Cash & Equivalents $ 348.0 AFS securities, unencumbered 3,536.8 Total On-Balance Sheet $ 3,884.8 Liquidity Metrics 6/30/2023 9/30/2023 Cash + AFS / Assets 32.2% 29.0% Loans / Deposits 65.3% 69.4% Loans / Customer Deposits 78.8% 80.2% Investments / Assets 34.8% 31.8% Total Borrowings / Assets 3.7% 3.8% 1. Brokered availability based on internal limit

Sector Amortized Cost Basis Unrealized G/L US Treasury $ 32.4 $ (0.6) US Agency 48.0 (6.9) Municipal 982.6 (207.9) MBS - Agency 1,910.7 (316.4) MBS - Non-Agency 2,058.4 (163.4) CMBS - Agency 98.5 (17.1) CMBS - Non-Agency 621.2 (18.7) ABS 397.4 (13.0) Corporate Bonds 59.2 (2.7) Equities w/ determinable value 20.8 — Total AFS Investments 6,229.2 (746.7) Municipal 835.5 (76.8) Total HTM Investments 835.5 (76.8) Other Investments 90.0 — Total $ 7,154.7 $ (823.5) 13 Investment Portfolio Portfolio Detail ($M) as of 9/30/23 • Principal cash flow from portfolio of ~$1.2 billion over the next 12 months & $240 million in 4Q 2023 • HTM securities are 13.0% of total securities • Hedge of $838 million notional principal long dated tax exempt munis and agency MBS reduces AFS duration by ~1 year Investment Portfolio ($ in Millions) 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Book Yield 1.94% 3.45% 3.63% 3.86% 3.78% Modified Duration of AFS 5.28 5.43 5.43 5.44 5.37 Modified Duration of AFS w/ Hedge 5.28 5.43 5.43 4.77 4.65 $ Investments Pledged (EoQ) $1,266 $1,487 $2,964 $2,879 $2,655 % HTM / Total Investments (EoQ) 11.9% 11.8% 11.9% 12.4% 13.0% $6,789 $6,671 $6,416 $6,229 $6,147 $6,097 $5,798 $5,483 $642 $574 $618 $747 Fair Value Unreal. Loss 12/31/22 03/31/23 06/30/23 09/30/23 YTD AFS Cost Basis Trend ($M)

Loan Composition by Product Type Loans by Bank Division Loans Held to Maturity ($M)Operating Line Utilization Rates C&I 31% CRE-OO 20% CRE-NOO 22% RESI 7% AG 7% CONS 4% CONST 9% Yield: 6.21%1 CO 14% TX 14% NM 8% IA 9% IL 9% AZ 13% WI 10% KS/MO 5% CA 8% MN 6% MT 4% 33% 35% 33% 33% 33% 36% 46% 39% 40% 34% C&I Loans Ag 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 $10,924 $11,428 $11,495 $11,718 $11,872 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 141. Based on average loans QTD as of September 30, 2023 and includes AFS loans and nonaccrual loans; includes purchase accounting of 0.01% Diversified Loan Portfolio Across both Product and Footprint

Highlights Hospitality 15% Logistics/ Distribution 10% Medical 17% Multifamily 11% Office 16% Retail 17% Industrial Flex/ Other 8% Other 6% CO 23% NM 10% TX 9% MN 9% AZ 10% KS/MO 5% IA 6% IL 11% CA 9%WI 5% MT 3% ▪ Diversified across property and geography, by bank division ▪ Average Loan Balances: • Total Portfolio - $1.9 million • Top 20 Loans - $22.7 million ▪ 4.70 average years to maturity ▪ 0.25% nonaccrual CRE-NOO Loans ($M) Geographic Diversification (by Bank Division)Property Type - Diversified by Industry $2,220 $2,331 $2,421 $2,531 $2,656 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 15 CRE Non Owner Occupied Portfolio 22% of total loans

CRE-NOO Office Loans ($M) Geographic Diversification (by Bank Division) $352 $380 $425 $408 $426 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 16 CRE Non Owner Occupied - Office 3.6% of total loans Highlights 1. LTV and the debt service coverage ratio is only calculated on commercial loans greater than $1 million CO 30% MN 23% TX 6% NM 7% CA 9% KS/MO 7% IA 7% IL 3% AZ 5% WI 1%MT 2% ▪ Diversified across geography, by bank division ▪ 3.6% of portfolio by balance / 2.8% of portfolio by exposure ▪ Granular portfolio - $1.5 million average loan size ▪ Top 20 customers have a $10.6 million average loan size ▪ 57% Average LTV of portfolio1 ▪ 1.45 debt service coverage ratio1 ▪ 0% nonaccrual ▪ Mostly non-central business district

17 Construction Portfolio 9% of total loans CO 29% TX 13% AZ 15% CA 10% NM 4% IL 10% WI 6% KS/MO 3% IA 4% MN 3% MT 3% Multifamily 31% Logistics/ Distribution 21% Land 14% 1-4 Family 11% Industrial Flex/ Other 7% Office 4% Medical 5% Other 7% ▪ Diversified across property type and geography, by bank division ▪ 3.02 average years to maturity ▪ 0.27% nonaccrual / 2.46% Non Pass Construction Loans ($B) Geographic Diversification (by Bank Division)Property Type - Diversified by Industry $1.0 $1.1 $1.1 $1.0 $1.0 $0.9 $0.9 $1.0 $0.8 $0.8 Balance Unfunded 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Highlights Total Portfolio Top 20 Loans Avg Loan Balance $933K $10.6M Avg Loan Exposure $1.6M $24.5M

Deposit Flows ($B) 18 Deposit Summary Diversified and Stable Deposit Base Uninsured Deposits ($B) $17.1 $6.2 36% Total Deposits Brokered ICS Collateralized Insured Uninsured/ Non- Collateralized $3.0 64% $1.9 $1.1 $5.7 $17.2 $17.5 $17.7 $17.6 $17.0 $9.8 $9.5 $9.2 $9.2 $9.3 $5.9 $5.7 $5.5 $5.4 $5.4 $1.5 $2.3 $3.0 $3.0 $2.3 Commercial Consumer Non Customer 3Q 2022 4Q 2022 1Q2023 2Q2023 3Q2023 • Customer deposits grew $152 million ◦ Commercial deposits saw an increase of ~$138 million • Diversified deposit base ◦ Across footprint with no market > 13% ◦ No industry > than 10% • Attractive customer deposit book ◦ 33% Non Interest Bearing ◦ 1.52% Customer deposit costs ◦ 26.9% cycle beta • 64% of deposits insured/collateralized Average Deposit Account Balance 3Q 2023 +/- from 2Q Consumer $20,446 $83 Commercial $129,533 $4,853 Public Funds $1,765,864 $(101,940) 1. Non Customer Deposits include Wholesale deposits, Institutional deposits, and Brokered CDs 1

Non Interest Bearing 28% Interest Bearing Checking 27% Savings 7% Money Market 14% Time 11% Total Wholesale/ Institutional Deposits 13% Geographic Diversification (by Bank Division)1 Commercial Customer Diversification 2 19 Deposit Diversification Total Deposit Composition Public Admin 9% Health Care 9% Construction 10% Real Estate Rental 7% Non-Profit 8% Finance 6% Education 6% Professional Services 7% Manufacturing 7% Retail Trade 4% Wholesale Trade 4% Other 23% 1. Other Deposits included Brokered and Trust MMDA not allocated to a division. TX 11% CO 11% NM 13% IA 8% IL 9% AZ 9% WI 7% KS/MO 6% CA 6% MN 3% MT 3% Other 14% Non Interest Bearing 33% Interest Bearing Checking 31% Savings 8% Money Market 16% Time 12% Customer Deposit Composition $17.1B $14.8B

10.92 11.53 11.07 11.37 7.25 CET1 Ratio CET1 w/ AOCI 2020 2021 2022 3Q 2023 CET1 6.50 TCE/TA (%) 1,2 Tier 1 Leverage Ratio (%) CET1 Ratio (%) Total Risk Based Capital Ratio (%) 7.81 7.84 5.21 5.73 7.42 7.86 8.11 8.73 TCE/TA Adjusted TCE/TA 2020 2021 2022 3Q 2023 9.02 8.57 9.13 9.59 5.00 2020 2021 2022 3Q 2023 14.71 15.90 14.76 14.90 10.78 Total RBC Ratio (%) RBC w/ AOCI 2020 2021 2022 3Q 2023 20 1. See appendix for reconciliation of non-GAAP financial measures 2. Adjusted TCE/TA is calculated excluding AOCI Note: Lines depict well capitalized bank levels Consolidated Capital Ratios Exceeding Well Capitalized Levels 10.00 5.00

$22,881 $7,362 $4,766 $13,816 0.23% 0.07% 0.04% 0.12% Delinquencies ($000) Delinq. / Total Loans (%) 2020 2021 2022 3Q 2023 Non-Performing Assets Non-Performing Loans Net Charge-offs Loan Delinquencies 30-89 days $94,970 $71,889 $66,931 $66,178 0.53% 0.37% 0.33% 0.33% NPAs ($000) NPAs / Assets (%) 2020 2021 2022 3Q 2023 $88,106 $69,919 $58,504 $51,815 0.88% 0.70% 0.51% 0.44% NPLs ($000) NPLs / Gross Loans (%) 2020 2021 2022 3Q 2023 $28,918 $3,812 $11,241 $11,960 0.32% 0.04% 0.11% 0.14% NCOs ($000) NCOs / Avg Loans (%) 2020 2021 2022 2023 YTD 21 Summary Asset Quality Note: Non-performing loans defined as nonaccrual loans + loans 90 days past due. Non-performing assets defined as nonperforming loans + other real estate owned + other repossessed assets

1.15% 1.13% 1.16% 1.11% 1.08% 0.97% 0.96% 0.98% 0.95% 0.93% 0.18% 0.17% 0.18% 0.16% 0.15% Allowance for Credit Allowance for Unfunded 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 $20,196 $17,480 Balance: 12/31/2022 Balance: 9/30/2023 Allowance as a % of Loans Allowance for Credit Losses ($000) Allowance for Unfunded Commits ($000) $109,483 $12,685 $(15,728) $3,768 $110,208 Balance: 12/31/2022 Provision for credit losses Charge-offs Recoveries Balance: 9/30/2023 22 Allowance for Credit Related Losses

23 Contact Information

25 Non-GAAP Reconciliations

Annualized net interest margin, fully tax-equivalent, adjusts net interest income for the tax-favored status of certain loans and securities. Management believes this measure enhances the comparability of net interest income arising from taxable and tax-exempt sources. Adjusted efficiency ratio, fully tax equivalent, expresses non-interest expenses as a percentage of fully tax-equivalent net interest income and non-interest income. This efficiency ratio is presented on a tax-equivalent basis which adjusts net interest income and non-interest expenses for the tax favored status of certain loans, securities, and tax credit projects. Management believes the presentation of this non-GAAP measure provides supplemental useful information for proper understanding of the financial results as it enhances the comparability of income and expenses arising from taxable and nontaxable sources and excludes specific items as noted in reconciliation contained in this presentation. Net interest income, fully tax equivalent, is net income adjusted for the tax-favored status of certain loans and securities. Management believes this measure enhances the comparability of net interest income arising from taxable and tax-exempt sources. Tangible book value per common share is total common equity less goodwill and core deposit and customer relationship intangibles, net, divided by common shares outstanding, net of treasury. This measure is included as it is considered to be a critical metric to analyze and evaluate use of equity, financial condition and capital strength. Tangible common equity ratio is total common equity less goodwill and core deposit and customer relationship intangibles, net, divided by total assets less goodwill and core deposit and customer relationship intangibles, net. This measure is included as it is considered to be a critical metric to analyze and evaluate financial condition and capital strength. Adjusted tangible common equity ratio is total common equity less goodwill, core deposit and customer relationship intangibles, net, and accumulated other comprehensive income (loss), divided by total assets less goodwill, core deposit and customer relationship intangibles, net and the fair value adjustment on securities and derivatives, net of deferred taxes. This measure is included as it is considered to be a critical metric to analyze and evaluate financial condition and capital strength, composition and trends excluding the variability of the fair value of securities and derivatives, net of deferred taxes. Annualized return on average tangible common equity is net income excluding intangible amortization calculated as (1) net income excluding tax-effected core deposit and customer relationship intangibles amortization, divided by (2) average common equity less goodwill and core deposit and customer relationship intangibles, net. This measure is included as it is considered to be a critical metric to analyze and evaluate use of equity, financial condition and capital strength. Annualized ratio of core expenses to average assets adjusts noninterest expenses to exclude specific items noted in the reconciliation. Management includes this measure as it is considered to be a critical metric to analyze and evaluate controllable expenses related to primary business operations. 26 Non-GAAP Financial Measures

Full Yr 2022 Full Yr 2021 Full Yr 2020 Reconciliation of Tangible Book Value Per Common Share (non-GAAP) Common stockholders' equity (GAAP) $ 1,624,350 $ 2,071,473 $ 1,968,526 Less goodwill 576,005 576,005 576,005 Less core deposit and customer relationship intangibles, net 25,154 32,988 42,383 Tangible common stockholders' equity (non-GAAP) $ 1,023,191 $ 1,462,480 $ 1,350,138 Common shares outstanding, net of treasury stock 42,467,394 42,275,264 42,093,862 Common stockholders' equity (book value) per share (GAAP) $ 38.25 $ 49.00 $ 46.77 Tangible book value per common share (non-GAAP) $ 24.09 $ 34.59 $ 32.07 Reconciliation of Tangible Common Equity Ratio (non-GAAP) Tangible common stockholders' equity (non-GAAP) $ 1,023,191 $ 1,462,480 $ 1,350,138 Total assets (GAAP) $ 20,244,228 $ 19,274,549 $ 17,908,339 Less goodwill 576,005 576,005 576,005 Less core deposit and customer relationship intangibles, net 25,154 32,988 42,383 Total tangible assets (non-GAAP) $ 19,643,069 $ 18,665,556 $ 17,289,951 Tangible common equity ratio (non-GAAP) 5.21% 7.84% 7.81 % Reconciliation of Adjusted Tangible Common Equity Ratio (non-GAAP) Tangible common stockholders' equity (non-GAAP) $ 1,023,191 $ 1,462,480 $ 1,350,138 Accumulated other comprehensive loss (income) 620,006 5,752 (72,719) Adjusted tangible common equity (non-GAAP) $ 1,643,197 $ 1,468,232 $ 1,277,419 Total tangible assets (non-GAAP) $ 19,643,069 $ 18,665,556 $ 17,289,951 Accumulated other comprehensive loss (income) 620,006 5,752 (72,719) Total adjusted tangible assets (non-GAAP0 $ 20,263,075 $ 18,671,308 17,217,232 Adjusted tangible common equity (non-GAAP) 8.11% 7.86% 7.42 % Reconciliation of Annualized Net Interest Margin, Fully Tax-Equivalent (non-GAAP) Net Interest Income (GAAP) $ 598,236 $ 560,560 $ 491,729 Plus tax-equivalent adjustment(2) 8,399 7,212 5,466 Net interest income, tax-equivalent (non-GAAP) $ 606,635 $ 567,772 $ 497,195 Average earning assets $ 18,021,134 $ 17,025,088 $ 13,481,613 Annualized net interest margin (GAAP) 3.32% 3.29% 3.65 % Annualized net interest margin, fully tax-equivalent (non-GAAP) 3.37% 3.33% 3.69 % Purchase accounting discount amortization on loans included in annualized net interest margin 0.04% 0.09% 0.12% (1) Computed on a tax-equivalent basis using an effective tax rate of 21%. 27 Non-GAAP Reconciliations (Dollars in thousands except per share data)

Full Yr 2022 Full Yr 2021 Full Yr 2020 Reconciliation of Non-GAAP Measure-Adjusted Efficiency Ratio, fully tax-equivalent Net interest income (GAAP) $ 598,236 $ 560,560 $ 491,729 Tax-equivalent adjustment(1) 8,399 7,212 5,466 Fully tax-equivalent net interest income 606,635 567,772 497,195 Noninterest income (GAAP) 128,264 128,935 120,291 Securities gains, net 425 (5,910) (7,793) Unrealized (gain) loss on equity securities, net 622 (58) (640) Valuation adjustment on servicing rights (1,658) (1,088) 1,778 Adjusted income (non-GAAP) $ 734,288 $ 689,651 $ 610,831 Total noninterest expenses (GAAP) $ 443,377 $ 431,812 $ 370,963 Less: Core deposit and customer relationship intangibles amortization 7,834 9,395 10,670 Partnership investment in tax credit projects 5,040 6,303 3,801 (Gain) loss on sales/valuations of assets, net (1,047) 588 5,101 Acquisition, integration and restructuring costs 7,586 5,331 5,381 Core expenses (non-GAAP) $ 423,964 $ 410,195 $ 346,010 Efficiency ratio (GAAP) 61.03% 62.63% 60.61 % Adjusted efficiency ratio, fully tax-equivalent (non-GAAP) 57.74% 59.48% 56.65 % Reconciliation of Annualized Ratio of Core Expenses to Average Assets (non-GAAP) Total noninterest expenses (GAAP) $ 443,377 $ 431,812 $ 370,963 Core expenses (non-GAAP) 423,964 410,195 346,010 Average assets $ 19,621,839 $ 18,508,273 $ 14,782,605 Total noninterest expenses to average assets (GAAP) 2.26% 2.33% 2.51 % Core expenses to average assets (non-GAAP) 2.16% 2.22% 2.34% (1) Computed on a tax-equivalent basis using an effective tax rate of 21%. 28 Non-GAAP Reconciliations (cont.) (Dollars in thousands except per share data)

Non-GAAP Reconciliations (cont.) (Dollars in thousands except per share data) Full Yr 2022 Full Yr 2021 Full Yr 2020 Reconciliation of Return on Average Tangible Common Equity (non-GAAP) Net income (GAAP) $ 204,130 $ 211,873 $ 133,487 Plus core deposit and customer relationship intangibles amortization, net of tax(1) 6,189 7,422 8,429 Net income excluding intangible amortization (non-GAAP) $ 210,319 $ 219,295 $ 141,916 Average common equity (GAAP) $ 1,738,041 $ 2,020,200 $ 1,656,708 Less average goodwill 576,005 576,005 456,854 Less average core deposit and customer relationship intangibles, net 28,912 37,554 44,298 Average tangible common equity (non-GAAP) $ 1,133,124 $ 1,406,641 $ 1,155,556 Annualized return on average common equity (GAAP) 11.74% 10.49% 8.06 % Annualized return on average tangible common equity (non-GAAP) 18.56% 15.59% 12.28% (1) Computed on a tax-equivalent basis using an effective tax rate of 21%. 29

9/30/2023 6/30/2023 3/31/2023 12/31/2022 9/30/2022 Reconciliation of Tangible Book Value Per Common Share (non-GAAP) Common stockholders' equity (GAAP) $ 1,714,825 $ 1,748,285 $ 1,718,700 $ 1,624,350 $ 1,545,253 Less goodwill 576,005 576,005 576,005 576,005 576,005 Less core deposit and customer relationship intangibles, net 20,026 21,651 23,366 25,154 26,995 Tangible common stockholders' equity (non-GAAP) $ 1,118,794 $ 1,150,629 $ 1,119,329 $ 1,023,191 $ 942,253 Common shares outstanding, net of treasury stock 42,656,303 42,644,544 42,558,726 42,467,394 42,444,106 Common stockholders' equity (book value) per share (GAAP) $ 40.20 $ 41.00 $ 40.38 $ 38.25 $ 36.41 Tangible book value per common share (non-GAAP) $ 26.23 $ 26.98 $ 26.30 $ 24.09 $ 22.20 Reconciliation of Tangible Common Equity Ratio (non-GAAP) Tangible common stockholders' equity (non-GAAP) $ 1,118,794 $ 1,150,629 $ 1,119,329 $ 1,023,191 $ 942,253 Total assets (GAAP) $ 20,129,793 $ 20,224,716 $ 20,182,544 $ 20,244,228 $ 19,682,950 Less goodwill 576,005 576,005 576,005 576,005 576,005 Less core deposit and customer relationship intangibles, net 20,026 21,651 23,366 25,154 26,995 Total tangible assets (non-GAAP) $ 19,533,762 $ 19,627,060 $ 19,583,173 $ 19,643,069 $ 19,079,950 Tangible common equity ratio (non-GAAP) 5.73% 5.86% 5.72% 5.21% 4.94 % Reconciliation of Adjusted Tangible Common Equity Ratio (non-GAAP) Tangible common stockholders' equity (non-GAAP) $ 1,118,794 $ 1,150,629 $ — $ 1,119,329 $ 1,023,191 $ 942,253 Accumulated other comprehensive loss 642,838 575,240 566,919 620,006 650,636 Adjusted tangible common equity (non-GAAP) $ 1,761,632 $ 1,725,869 $ — $ 1,686,248 $ 1,643,197 $ 1,592,889 Total tangible assets (non-GAAP) $ 19,533,762 $ 19,627,060 $ 19,583,173 $ 19,643,069 $ 19,079,950 Fair value adjustment for securities and derivatives, net of deferred taxes 642,838 575,240 566,919 620,006 650,636 Total adjusted tangible assets (non-GAAP) $ 20,176,600 $ 20,202,300 $ 20,150,092 $ 20,263,075 $ 19,730,586 Adjusted tangible common equity ratio (non-GAAP) 8.73% 8.54% 8.37% 8.11% 8.07%871039 037476 854511 058282 956851 Reconciliation of Annualized Net Interest Margin, Fully Tax-Equivalent (non-GAAP) Net Interest Income (GAAP) $ 145,756 $ 147,132 $ 152,212 $ 165,220 $ 155,876 Plus tax-equivalent adjustment(1) 2,152 2,136 2,209 2,152 2,151 Net interest income, fully tax-equivalent (non-GAAP) $ 147,908 $ 149,268 $ 154,421 $ 167,372 $ 158,027 Average earning assets $18,439,010 $18,523,552 $18,392,649 $18,175,838 $18,157,795 Annualized net interest margin (GAAP) 3.14% 3.19% 3.36% 3.61% 3.41 % Annualized net interest margin, fully tax-equivalent (non-GAAP) 3.18% 3.23% 3.40% 3.65% 3.45 % Purchase accounting discount amortization on loans included in annualized net interest margin 0.01% 0.03% 0.02% 0.03% 0.03% (1) Computed on a tax-equivalent basis using an effective tax rate of 21%. 30 Non-GAAP Reconciliations (cont.) (Dollars in thousands except per share data)

9/30/2023 6/30/2023 3/31/2023 12/31/2022 9/30/2022 Reconciliation of Non-GAAP Measure-Adjusted Efficiency Ratio, fully tax-equivalent Net interest income (GAAP) $ 145,756 $ 147,132 $ 152,212 $ 165,220 $ 155,876 Tax-equivalent adjustment(1) 2,152 2,136 2,209 2,152 2,151 Fully tax-equivalent net interest income 147,908 149,268 154,421 167,372 158,027 Noninterest income (GAAP) 28,383 32,493 29,999 29,975 29,181 Securities losses, net 114 314 1,104 153 1,055 Unrealized (gain) loss on equity securities, net (13) 41 (193) 7 211 Adjusted revenue (non-GAAP) $ 176,392 $ 182,116 $ 185,331 $ 197,507 $ 188,474 Total noninterest expenses (GAAP) $ 111,053 $ 109,446 $ 111,043 $ 117,218 $ 108,883 Less: Core deposit and customer relationship intangibles amortization 1,625 1,715 1,788 1,841 1,856 Partnership investment in tax credit projects 1,136 154 538 3,247 979 (Gain) loss on sales/valuation of assets, net 108 (3,372) 1,115 2,388 (251) Acquisition, integration and restructuring costs 2,429 1,892 1,673 2,442 2,156 Core expenses (non-GAAP) $ 105,755 $ 109,057 $ 105,929 $ 107,300 $ 104,143 Efficiency ratio (GAAP) 63.77% 60.93% 60.94% 60.05% 58.84 % Adjusted efficiency ratio, fully tax-equivalent (non-GAAP) 59.95% 59.88% 57.16% 54.33% 55.26 % Reconciliation of Annualized Ratio of Core Expenses to Average Assets (non-GAAP) Total noninterest expenses (GAAP) $ 111,053 $ 109,446 $ 111,043 $ 117,218 $ 108,883 Core expenses (non-GAAP) 105,755 109,057 105,929 107,300 104,143 Average assets $ 20,207,920 $ 20,221,511 $ 20,118,005 $ 19,913,849 $ 19,775,341 Total noninterest expenses to average assets (GAAP) 2.18% 2.17% 2.24% 2.34% 2.18 % Core expenses to average assets (non-GAAP) 2.08% 2.16% 2.14% 2.14% 2.09% (1) Computed on a tax-equivalent basis using an effective tax rate of 21%. 31 Non-GAAP Reconciliations (cont.) (Dollars in thousands except per share data)

32 Non-GAAP Reconciliations (cont.) (Dollars in thousands except per share data) 9/30/2023 6/30/2023 3/31/2023 12/31/2022 9/30/2022 Reconciliation of Annualized Return on Average Tangible Common Equity (non-GAAP) Net income available to common stockholders (GAAP) $ 46,078 $ 47,404 $ 50,763 $ 58,642 $ 54,551 Plus core deposit and customer relationship intangibles amortization, net of tax(1) 1,284 1,354 1,413 1,455 1,466 Net income available to common stockholders excluding intangible amortization (non-GAAP) $ 47,362 $ 48,758 $ 52,176 $ 60,097 $ 56,017 Average common stockholders' equity (GAAP) $ 1,746,818 $ 1,727,013 $ 1,655,860 $ 1,548,739 $ 1,674,306 Less average goodwill 576,005 576,005 576,005 576,005 576,005 Less average core deposit and customer relationship intangibles, net 20,821 22,481 24,238 26,046 27,902 Average tangible common stockholders' equity (non-GAAP) $ 1,149,992 $ 1,128,527 $ 1,055,617 $ 946,688 $ 1,070,399 Annualized return on average common equity (GAAP) 10.47% 11.01% 12.43% 15.02% 12.93 % Annualized return on average tangible common equity (non-GAAP) 16.34% 17.33% 20.05% 25.19% 20.76% (1) Computed on a tax-equivalent basis using an effective tax rate of 21%.

For the Nine Months Ended September 30, 2023 2022 Reconciliation of Non-GAAP Measure-Adjusted Efficiency Ratio, fully tax-equivalent Net interest income (GAAP) $ 445,100 $ 433,016 Tax-equivalent adjustment(1) 6,497 6,247 Fully tax-equivalent net interest income 451,597 439,263 Noninterest income (GAAP) 90,875 98,289 Securities losses, net 1,532 272 Unrealized (gain)/loss on equity securities, net (165) 615 Valuation adjustment on servicing rights — (1,658) Adjusted revenue (non-GAAP) $ 543,839 $ 536,781 Total noninterest expenses (GAAP) $ 331,542 $ 326,159 Less: Core deposit and customer relationship intangibles amortization 5,128 5,993 Partnership investment in tax credit projects 1,828 1,793 (Gain)/loss on sales/valuations of assets, net (2,149) (3,435) Acquistion, integration and restructuring costs 5,994 5,144 Core expenses (non-GAAP) $ 320,741 $ 316,664 Efficiency ratio (GAAP) 61.86% 61.39 % Adjusted efficiency ratio, fully tax-equivalent (non-GAAP) 58.98% 58.99 % Reconciliation of Annualized Ratio of Core Expenses to Average Assets (non-GAAP) Total noninterest expenses (GAAP) $ 331,542 $ 326,159 Core expenses (non-GAAP) 320,741 316,664 Average assets $ 20,182,808 $ 19,523,433 Total noninterest expenses to average assets (GAAP) 2.20% 2.23 % Core expenses to average assets (non-GAAP) 2.12% 2.17% (1) Computed on a tax-equivalent basis using an effective tax rate of 21%. 33 Non-GAAP Reconciliations (cont.) (Dollars in thousands except per share data)

34 Non-GAAP Reconciliations (cont.) (Dollars in thousands except per share data) For the Nine Months Ended September 30, 2023 2022 Reconciliation of Return on Average Tangible Common Equity (non-GAAP) Net income (GAAP) $ 144,245 $ 145,488 Plus core deposit and customer relationship intangibles amortization, net of tax(1) 4,051 4,734 Net income excluding intangible amortization (non-GAAP) $ 148,296 $ 150,222 Average common equity (GAAP) $ 1,710,230 $ 1,801,835 Less average goodwill 576,005 576,005 Less average core deposit and customer relationship intangibles, net 22,501 29,878 Average tangible common equity (non-GAAP) $ 1,111,724 $ 1,195,952 Annualized return on average common equity (GAAP) 11.28% 10.80 % Annualized return on average tangible common equity (non-GAAP) 17.83% 16.79 % Reconciliation of Annualized Net Interest Margin, Fully Tax-Equivalent (non-GAAP) Net Interest Income (GAAP) $ 445,100 $ 433,016 Plus tax-equivalent adjustment(1) 6,497 6,247 Net interest income, tax-equivalent (non-GAAP) $ 451,597 $ 439,263 Average earning assets 18,451,907 17,969,001 Annualized net interest margin (GAAP) 3.23% 3.22 % Annualized net interest margin, fully tax-equivalent (non-GAAP) 3.27% 3.27% (1) Computed on a tax-equivalent basis using an effective tax rate of 21%.